LONG TERM DEBT	12 Months Ended
Dec. 31, 2020
Disclosure of detailed information about borrowings [abstract]
LONG TERM DEBT [Text Block]

18. LONG TERM DEBT

On December 10, 2019, the Corporation entered into a $50.0 million senior secured revolving credit facility with the Royal Bank of Canada and the Bank of Nova Scotia. The credit facility is available for general corporate purposes, including the financing of working capital, capital expenditures and acquisitions. This credit facility has a three-year maturity with no fixed repayment dates prior to the end of the three-year term ending December 10, 2022. Depending on the type of advance, interest rates under the credit facility are based on Canada prime rate, US base rate, Bankers' Acceptance (BA), London Interbank Offered Rate (LIBOR) or Euro Interbank Offered Rate (EURIBOR) plus an additional 0.75% to 2.00%.

On November 23, 2020 the Corporation entered into an agreement with the lenders to amend the existing senior secured credit facility (the "Amendment") to provide covenant relief through June 30, 2021. The Amendment suspends the testing of financial covenants for three quarters, beginning with the quarter ended December 31, 2020 through to the end of June 2021. Under the terms of the amendment, the net senior leverage ratio, the interest coverage ratio, and the fixed charge coverage ratio are replaced through to June 30, 2021 with a minimum Adjusted EBITDA and a minimum liquidity test, with the Corporation agreeing to extend the Minimum Adjusted EBITDA test two additional quarters. In addition, the Corporation agreed to reduce the facility size from $50.0 million to $40.0 million. The Corporation also agreed to not initiate any purchases under the NCIB program and to restrict payments related to the RSU plan up to June 30, 2021. The amended credit facility also includes an anti-cash hoarding clause, which requires a repayment of excess cash borrowings when the Corporation's unrestricted cash and cash equivalents, plus amounts receivable from payment processors less amounts owing to loyalty partners, exceeds $25,000. Beginning in the third quarter of 2021, this amount will be increased to $30,000. Drawdowns and advances under the amended credit facility are based on Canada prime rate, US base rate, Bankers' Acceptance (BA), London Interbank Offered Rate (LIBOR) or Euro Interbank Offered Rate (EURIBOR) plus an additional 1.75% to 2.75%. The LIBOR is set to be phased out by the end of 2021. Under the Amendment, the Corporation has negotiated with the lenders to replace LIBOR with the Secured Overnight Financing Rate (SOFR) as the expected benchmark replacement. The benchmark replacement will be effective at the public statement release by the Benchmark Administrator, with the option for the Corporation to early adopt with the approval of the lenders.

During the first quarter of 2020, the Corporation drew down $40,000 from the senior secured credit facility, and subsequently repaid $25,000 over the course of the second, third and fourth quarters of 2020.  As at December 31, 2020, the Corporation had drawn a $15,000 one month LIBOR Advance at an interest rate of 2.94%. At the end of the fourth quarter of 2020, the Corporation's cash levels increased to an amount which triggered a repayment of $3,500 under the anti-cash hoarding clause of the amended credit facility. This repayment was made subsequent to year end and was presented as current portion of long term debt on the consolidated statements of financial position as at December 31, 2020 (2019 - nil).  The remaining balance of $11,500 was recorded as long term debt on the consolidated statements of financial position (2019 - nil).

The amended credit facility contains certain financial and other covenants that the Corporation is required to maintain. The Corporation was in compliance with all applicable covenants under the amended credit facility agreement as at December 31, 2020. However, the duration and the impact of the COVID-19 pandemic on the Corporation's future financial performance remains uncertain. If the Corporation expects to be unable to maintain compliance with such covenants in future periods, the Corporation would seek to further amend or obtain additional waiver from its lenders, refinance the credit facility, or repay all or some of the outstanding balance of the credit facility within the next 12 months to avoid a potential breach.

On May 31, 2019, the Corporation's previous credit facilities with Royal Bank of Canada expired. The two facilities available to the Corporation prior to the expiration were as follows:

  Revolving operating facility of $8,500 at an interest rate range of 0.35% to 0.75% per annum over the bank base rate.
  Term loan facility of $5,000 to be utilized solely for the purposes of financing the cash consideration relating to acquisitions made by the Corporation, at an interest rate range of 0.40% to 0.80% per annum over the bank base rate.

The Corporation had no borrowings in 2019.

Capital management

The Corporation's financial strategy is designed and formulated to maintain a flexible capital structure to allow the Corporation the ability to respond to changes in economic conditions and the risk characteristics of the underlying assets. In order to maintain or adjust its capital structure, the Corporation could issue new shares, repurchase shares, approve regular or special dividends or issue debt. The above noted credit facility provides the Corporation with additional financial flexibility. The Corporation's senior management is responsible for managing capital through regular reviews of financial information to ensure sufficient resources are available to meet operating requirements and investments to support its long term growth strategy. The Board of directors is responsible for overseeing this process. The Corporation's financing and refinancing decisions are made on a specific transaction basis and depend on such things as the Corporation's needs, and market and economic conditions at the time of the transaction. The Corporation may invest in longer or shorter term investments depending on eventual liquidity requirements. The Corporation does not have any externally imposed capital compliance requirements other than those required to maintain its credit facility. There were no changes in the Corporation's approach to capital management during the year.